Exhibit 32

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Each of the undersigned hereby certifies, in his capacity as an officer of EarthShell Corporation (the “Company”) for the purposes of 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:

(1)                                  The Quarterly Report of the Company on Form 10-Q for the period ended June 30, 2003 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                                  The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated August 13, 2003

By:	/s/ Simon K. Hodson
Simon K. Hodson
Chief Executive Officer

By:	/s/ D. Scott Houston
D. Scott Houston
Chief Financial Officer